FIRST AMENDMENT TO AMERICOMM

                   CHEYENNE RIVER PROSPECT AGREEMENT


This Agreement (Amendment), made and entered into this 9th day of April, 1998, amends the Americomm Cheyenne River Prospect
Agreement entered into March 4, 1998, by and between Fred S.
Jensen, Richard H. Bate, A. R. Briggs and Thomas L. Thompson, First Parties, (JBB&T) and Americomm Resources Corporation, a Delaware
Corporation, Second Party (Americomm) (Agreement);

WITNESSETH:

WHEREAS, since the Agreement was entered into, certain changes of circumstance have occurred which necessitate modification of the Agreement;

NOW THEREFORE, the parties agree, in consideration of their past performance of the Agreement, as follows:

In paragraph 2 of the Agreement, the Entire Prospect is deemed an AMI and is outlined on Exhibit B to the Agreement. The parties have agreed to enlarge the Entire Prospect by the inclusion of additional acreage, as shown on Exhibit A to this amendment and the parties agree that the Entire Prospect and the Area of Mutual Interest (AMI) shall be enlarged to include all land covered by Exhibit A to this Amendment; provided, however, that, because United Utilities Corporation has elected to retain the acreage which it owns within the United Block, the AMI established by this Agreement shall be subject to the prior AMI covering the United Block. Any acreage acquired by any party to this Amendment within the United Block shall first be offered to United Utilities Corporation. If United Utilities Corporation elects not to acquire such tendered acreage, then such acreage shall be subject to the AMI established by this Amendment and shall be offered to Americomm in accordance with paragraph 2 of the Agreement. Nothing herein shall have any application after the expiration of the respective AMI's.

IN WITNESS WHEREOF, the parties have hereunto set their hands the day and year first above written.


AMERICOMM RESOURCES CORPORATION



Thomas R. Bradley
Thomas R. Bradley, President

Fred S. Jensen

Richard H. Bate, individually and
as Trustee for Americomm Resources
Corporation

A. R. Briggs

Thomas L. Thompson